UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-08062

Nicholas Equity Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 03/31/2017

Date of reporting period: 03/31/2017

Item 1. Report to Stockholders.

ANNUAL REPORT
March 31, 2017

NICHOLAS
EQUITY INCOME
FUND, INC.

WWW.NICHOLASFUNDS.COM

NICHOLAS EQUITY INCOME FUND, INC.

May 2017

Report to Fellow Shareholders:

     For the fiscal year ended March 31, 2017, Nicholas Equity Income Fund had a return of 15.57% versus 17.17% for the Standard & Poor’s 500 Index (S&P 500). We believe the Fund’s investments are structured more conservatively than the market, thus, often during periods of outsized market returns the Fund underperforms the broader market. Since the March 2009 lows, the S&P 500 has risen more than 250% excluding dividends. We are pleased with our long-term record as it incorporates a full market cycle. A key tenet of the Fund’s investment philosophy is capital preservation which is best demonstrated during the market sell off from January 1 –December 31, 2008 when the S&P 500 fell 37.00% compared to the Fund which recorded a 23.59% decline an outperformance of 1,341bp (basis points) or 13.41%

     Returns for the Fund and selected indices are provided in the chart below for the periods ended March 31, 2017. We are pleased to report the Fund had a 30-day SEC yield of 2.42% as of March 31, 2017, exceeding the S&P 500’s dividend yield of 2.01%.

			Average Annual Total Return
	1	Year	3	Year	5	Year	10	Year
Nicholas Equity Income Fund, Inc.	15.57%		7.52%		11.94%		8.91%
Standard & Poor’s 500 Index	17.17%		10.37%		13.30%		7.51%
Consumer Price Index	2.38%		1.09%		1.27%		1.73%
Ending value of $10,000 invested in
Nicholas Equity Income Fund, Inc.	$11,557		$12,432		$17,573		$23,470
Fund’s Expense Ratio:
(from 07/31/16 Prospectus): 0.72%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses, while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

     At March 31, 2017, the Fund held 54 stocks and a cash position of approximately 8%. All of the stocks in the portfolio are expected to pay dividends and most have raised their dividends periodically. The Fund’s top five holdings were Apple, Walgreens Boots Alliance, Microsoft, Cardinal Health and PNC Financial Services Group. These five holdings accounted for 15.45% of the Fund’s net assets. For the one-year period ended March 31, 2017, stocks that helped the Fund’s performance were PNC Financial Services Group, Inc., Williams Partners L.P., Microchip Technology Incorporated, Apple Inc. and Plains All American Pipeline, L.P. Stocks that hindered performance were TEGNA, Inc., Nielsen Holdings plc, Gilead Sciences, Inc., StoneMor Partners L.P. and Gannett Co., Inc. Relative to the S&P 500 Index, the Fund’s overweight position in the energy sector positively contributed to performance over the past year, whereas overweighting in consumer discretionary was not beneficial. In terms of industry concentration, information technology represented approximately 17% of the portfolio, health care 15%, financials 13%, consumer discretionary 13%, industrials 10%, consumer staples 8%, energy 8%, real estate 4%, material 2% and 2% in telecommunication services.

     As of May 2017, the stock market has continued its impressive 8-year long bull market after the S&P 500 bottomed in March 2009. Historically high valuations, rising interest rates, mixed economic growth and political changes together point to 2017 as a year of uncertainty. As of May 19, 2017, the forward 12-month earnings multiple for the S&P 500 stands at 17.3 times, which is above both the five- and ten-year averages of 15.2 and 14.0 times, respectively. After a period of extremely low interest rates, driven mostly by Federal Reserve policies and low inflation, the Federal Reserve, raised its benchmark rate for the second time in three months on March 15, 2017, this time to a range between 0.75 percent and 1 percent, thus finally moving toward the end of its nine-year-old economic stimulus campaign, which began in the depths of the financial crisis.

     While calendar year 2016 was an overall winner, with the S&P 500 posting a total return of 11.96%, the 4th quarter of 2016, which returned 3.82% was definitely not without its market drama as the election of Donald Trump was a surprise and caused a major rally into year end. Leading the S&P 500 was financials which returned 21% in the 4th quarter due to hopes of lower regulation and taxes coupled with only the second Federal Reserve interest rate increase since the 2008/2009 recession. The remaining sectors that materially contributed to a positive quarter were the continued trade into energy and industrials as investors buoyed by the election results are anticipating faster economic growth ahead.

     Despite the tremendous run in the stock market, it is important to note that since the “great recession,” the economy has yet to grow on a yearly basis faster than 2.6%. In 2016, GDP (Gross Domestic Product) advanced only 1.6%, the lowest amount since 2011. The first quarter of 2017 was an even worse start to the year, as the economy grew a tepid .7%, the slowest level in three years. Despite positive indicators such as falling unemployment rates and a stronger housing market, the stock market has surged due in part to the anticipation of faster growth from the Trump agenda. The new administration has championed tax and health care reform as well as reduced regulations, but the timing of potential changes and the economic impact are yet to be determined. Thus, with lofty market valuations and high expectations, we believe it is important to remain prudent given the uncertainties of the market and the administration.

     Management seeks to construct and maintain a portfolio that can produce attractive total returns regardless of the interest rate or political environment by focusing on high quality, dividend-paying stocks that have the ability to grow over time. Historically, dividends paid by companies to their shareholders have accounted for almost half of the total returns earned by common stocks, while historically providing some downside protection in bear markets. Given the bull market is entering its ninth year, we are keenly focused on valuation and downside protection at this stage of the cycle.

     We are pleased with the Fund’s relative long-term performance compared to other equity income funds. As of March 31, 2017, Nicholas Equity Income Fund ranked within the top 45% (233 out of 525 funds) in the Lipper Equity Income Funds objective, top 46% (211 out of 458), top 21% (70 out of 337) and top 2% (3 out of 220), based on total returns, for the one-, three-, five- and ten-year periods, respectively.

Thank you for your continued investment in the Fund.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The Fund may invest in small and medium sized companies, which involve additional risks. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities such as limited liquidity and greater volatility. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may invest in REIT’s and Real Estate Securities which involve additional risks related to the real estate industry. The performance of these securities is dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed.

Diversification does not assure a profit or protect against loss in a declining market.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index represents changes in prices of all goods and services purchased for consumption by urban households. One cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper Rankings Scale: 1% equals highest; 100% equals lowest (based on total returns).

Basis Point (bp): A unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Dividend Yield: The annual dividends per share divided by the price per share expressed as a percentage.

Forward Earnings Ratio (Multiple): Price per share divided by the forecasted next 12 months earnings per share.

Gross Domestic Product (GDP): The monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

30-day SEC yield: A standardized yield computed by dividing the net investment income per share earned during the past 30-day period by the share price at the end of the period.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS EQUITY INCOME FUND, INC. AND S&P 500 INDEX

     The line graph which follows compares the initial account value and subsequent account value at the end of each of the most recently completed ten fiscal years of the Fund to the same investment over the same periods in the S&P 500 Index. The graph assumes a $10,000 investment in the Fund and the index at the beginning of the period.

     The Fund’s average annual total returns for the one-, five- and ten-year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended	Five Years Ended	Ten Years Ended
	March 31, 2017	March 31, 2017	March 31, 2017
Average Annual
Total Return	15.57%	11.94%	8.91%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights (NSEIX)
For a share outstanding throughout each period

		Years Ended March 31,
	2017	2016	2015	2014	2013
NET ASSET VALUE,
BEGINNING OF PERIOD.	$18.65	$20.99	$19.68	$17.93	$15.61
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income.	.36 (1)	.43	.43	.38	.43
Net gain (loss) on securities
(realized and unrealized)	2.45	(1.45)	2.06	2.58	2.71
Total from
investment operations	2.81	(1.02)	2.49	2.96	3.14
LESS DISTRIBUTIONS
From net investment income	(.36)	(.42)	(.43)	(.41)	(.46)
From net capital gain	(.40)	(.90)	(.75)	(.80)	(.36)
Total distributions	(.76)	(1.32)	(1.18)	(1.21)	(.82)
NET ASSET VALUE,
END OF PERIOD	$20.70	$18.65	$20.99	$19.68	$17.93

TOTAL RETURN	15.57%	(4.92)%	13.13%	16.80%	21.03%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$532.2	$520.0	$594.5	$516.9	$326.0
Ratio of expenses to average net assets	.72%	.72%	.72%	.72%	.75%
Ratio of net investment income
to average net assets	1.86%	2.23%	2.13%	2.18%	2.87%
Portfolio turnover rate	36.18%	24.92%	19.14%	30.08%	22.20%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
March 31, 2017 (unaudited)

Percentage
Name	of Net Assets
Apple Inc.	3.49%
Walgreens Boots Alliance, Inc.	3.35%
Microsoft Corporation	2.97%
Cardinal Health, Inc.	2.87%
PNC Financial Services Group, Inc. (The)	2.77%
Northern Trust Corporation	2.68%
Pfizer Inc.	2.67%
Snap-on Incorporated	2.54%
Kinder Morgan, Inc. 9.75%, Cumulative Convertible
Preferred Stock, Series A	2.53%
Nielsen Holdings plc	2.23%
Total of top ten	28.10%

Sector Diversification (as a percentage of portfolio)
March 31, 2017 (unaudited)

Fund Expenses

For the six month period ended March 31, 2017 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	09/30/16	03/31/17	10/01/16 - 03/31/17
Actual	$1,000.00	$1,076.40	$3.68
Hypothetical	1,000.00	1,021.46	3.58
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments
March 31, 2017

Shares or
Principal
Amount		Value
COMMON STOCKS — 87.70%
	Consumer Discretionary – Media — 5.20%
134,080	Cinemark Holdings, Inc.	$5,945,107
611,250	Gannett Co., Inc.	5,122,275
57,500	Time Warner Inc.	5,618,325
100,300	WPP plc	10,972,820
		27,658,527
	Consumer Discretionary – Retailing — 4.10%
95,000	Foot Locker, Inc.	7,106,950
62,500	Home Depot, Inc. (The)	9,176,875
67,500	Lowe’s Companies, Inc.	5,549,175
		21,833,000
	Consumer Discretionary – Services — 3.22%
125,000	Cedar Fair, L.P.	8,476,250
146,000	Six Flags Entertainment Corporation	8,685,540
		17,161,790
	Consumer Staples – Food & Staples Retailing — 3.36%
215,000	Walgreens Boots Alliance, Inc.	17,855,750
	Consumer Staples – Food, Beverage & Tobacco — 4.09%
132,300	B&G Foods, Inc.	5,325,075
104,500	Philip Morris International Inc.	11,798,050
80,000	Pinnacle Foods Inc.	4,629,600
		21,752,725
	Consumer Staples – Household & Personal Products — 1.10%
105,000	Energizer Holdings, Inc.	5,853,750
	Energy — 5.08%
264,774	Dorchester Minerals, L.P.	4,554,113
455,000	EnLink Midstream Partners LP	8,326,500
219,600	Plains All American Pipeline, L.P.	6,941,556
177,178	Williams Partners L.P.	7,234,178
		27,056,347
	Financials – Banks — 3.80%
122,500	PNC Financial Services Group, Inc. (The)	14,729,400
110,000	Webster Financial Corporation	5,504,400
		20,233,800
	Financials – Diversified — 4.41%
230,000	Cohen & Steers, Inc.	9,193,100
165,000	Northern Trust Corporation	14,285,700
		23,478,800

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

March 31, 2017

Shares or
Principal
Amount		Value
COMMON STOCKS — 87.70% (continued)
	Financials – Insurance — 5.00%
70,000	Chubb Limited	$9,537,500
415,000	Old Republic International Corporation	8,499,200
65,500	Willis Towers Watson Public Limited Company	8,573,295
		26,609,995
	Health Care – Equipment & Services — 5.95%
187,500	Cardinal Health, Inc.	15,290,625
102,500	Medtronic Public Limited Company	8,257,400
112,500	ResMed Inc.	8,096,625
		31,644,650
	Health Care – Pharmaceuticals,
	Biotechnology& Life Sciences — 7.48%
240,000	Abbott Laboratories	10,658,400
57,500	AbbVie Inc.	3,746,700
165,000	Gilead Sciences, Inc.	11,206,800
415,000	Pfizer Inc.	14,197,150
		39,809,050
	Industrials – Capital Goods — 3.65%
115,000	Fastenal Company	5,922,500
80,000	Snap-on Incorporated	13,493,600
		19,416,100
	Industrials – Commercial & Professional Services — 4.74%
70,000	Deluxe Corporation	5,051,900
190,300	KAR Auction Services, Inc.	8,310,401
287,500	Nielsen Holdings plc	11,876,625
		25,238,926
	Industrials – Transportation — 1.98%
140,000	Ryder System, Inc.	10,561,600
	Information Technology – Hardware & Equipment — 5.53%
129,400	Apple Inc.	18,589,604
97,500	Harris Corporation	10,848,825
		29,438,429
	Information Technology – Semiconductors
	& Semiconductor Equipment — 6.37%
270,000	Intel Corporation	9,738,900
175,000	Maxim Integrated Products, Inc.	7,868,000
160,000	Microchip Technology Incorporated	11,804,800
77,500	Xilinx, Inc.	4,486,475
		33,898,175

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

March 31, 2017

Shares or
Principal
Amount		Value
COMMON STOCKS — 87.70% (continued)
	Information Technology – Software & Services — 5.50%
45,000	International Business Machines Corporation	$7,836,300
240,000	Microsoft Corporation	15,806,400
265,000	Sabre Corporation	5,615,350
		29,258,050
	Materials — 1.67%
260,000	PolyOne Corporation	8,863,400
	Real Estate — 3.93%
186,300	W.P. Carey Inc.	11,591,586
275,000	Weyerhaeuser Company	9,344,500
		20,936,086
	Telecommunication Services — 1.54%
185,000	AT&T Inc.	7,686,750
19,800	West Corporation	483,516
		8,170,266
	TOTAL COMMON STOCKS
	(cost $349,272,078)	466,729,216

CONVERTIBLE PREFERRED STOCKS — 4.28%
	Energy — 2.53%
275,000	Kinder Morgan, Inc. 9.75%, Cumulative Convertible
	Preferred Stock, Series A	13,464,000

	Health Care – Pharmaceuticals, Biotechnology & Life Sciences — 1.75%
11,000	Allergan plc 5.25%, Cumulative, Mandatory Convertible
	Preferred Stock, Series A	9,315,625
	TOTAL CONVERTIBLE PREFERRED STOCKS
	(cost $20,069,591)	22,779,625

SHORT-TERM INVESTMENTS — 7.86%
	Commercial Paper — 7.44%
$2,025,000	Georgia-Pacific LLC 04/03/17, 1.04%	2,024,883
1,989,000	Hyundai Capital America, Inc. 04/04/17, 1.05%	1,988,826
1,775,000	Bemis Company, Inc. 04/05/17, 1.16%	1,774,771
1,025,000	Dover Corporation 04/05/17, 1.15%	1,024,869
2,000,000	Anheuser-Busch InBev Worldwide Inc. 04/06/17, 0.95%	1,999,736
2,875,000	Bell Canada 04/07/17, 1.02%	2,874,511
1,000,000	AstraZeneca PLC 04/10/17, 1.15%	999,713
1,350,000	Bell Canada 04/10/17, 1.04%	1,349,649
544,000	WEC Energy Group, Inc. 04/10/17, 1.25%	543,830

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)

March 31, 2017

Shares or
Principal
Amount		Value
SHORT-TERM INVESTMENTS — 7.86% (continued)
	Commercial Paper — 7.44% (continued)
$2,000,000	Hitachi Capital America Corp. 04/11/17, 1.35%	$1,999,250
2,800,000	Medtronic Global Holdings S.C.A. 04/11/17, 1.05%	2,799,183
1,675,000	Hyundai Capital America, Inc. 04/12/17, 1.23%	1,674,370
2,500,000	Parker-Hannifin Corporation 04/13/17, 1.00%	2,499,167
1,925,000	General Mills, Inc. 04/19/17, 1.08%	1,923,961
1,400,000	Marriott International, Inc. 04/19/17, 1.26%	1,399,118
1,450,000	Campbell Soup Company 04/20/17, 1.08%	1,449,173
1,000,000	Clorox Company (The) 04/21/17, 1.08%	999,400
1,000,000	Clorox Company (The) 04/24/17, 1.13%	999,278
900,000	Ford Motor Credit Company LLC 04/24/17, 1.01%	899,419
2,000,000	Nissan Motor Acceptance Corporation 04/25/17, 1.05%	1,998,600
1,400,000	Parker-Hannifin Corporation 04/26/17, 1.15%	1,398,882
1,975,000	Nissan Motor Acceptance Corporation 04/27/17, 1.03%	1,973,531
1,000,000	Clorox Company (The) 05/05/17, 1.13%	998,933
2,000,000	Clorox Company (The) 05/15/17, 1.18%	1,997,116
		39,590,169
	Variable Rate Security — 0.42%
2,245,678	Morgan Stanley Liquidity Funds Government Portfolio
	(Institutional Class), 0.61%	2,245,678
	TOTAL SHORT-TERM INVESTMENTS
	(cost $41,835,847)	41,835,847
	TOTAL INVESTMENTS
	(cost $411,177,516) — 99.84%	531,344,688
	OTHER ASSETS, NET OF LIABILITIES — 0.16%	871,820
	TOTAL NET ASSETS
	(basis of percentages disclosed above) — 100%	$532,216,508

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities

March 31, 2017

ASSETS
Investments in securities at value (cost $411,177,516)	$531,344,688
Receivables —
Investment securities sold	240,282
Dividend and interest	749,266
Capital stock subscription	196,379
Total receivables	1,185,927
Other	34,545
Total assets	532,565,160

LIABILITIES
Payables —
Due to adviser —
Management fee	275,639
Accounting and administrative fee	11,308
Total due to adviser	286,947
Other payables and accrued expense	61,705
Total liabilities	348,652
Total net assets	$532,216,508

NET ASSETS CONSIST OF
Paid in capital	$408,272,372
Net unrealized appreciation on investments	120,167,172
Accumulated net realized loss on investments	(1,413,431)
Accumulated undistributed net investment income	5,190,395
Total net assets	$532,216,508

NET ASSET VALUE PER SHARE ($.0001 par value,
250,000,000 shares authorized), offering price
and redemption price (25,713,401 shares outstanding)	$20.70

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended March 31, 2017

INCOME
Dividend	$12,676,034
Interest	373,175
Other	478,310
Total income	13,527,519

EXPENSES
Management fee	3,207,038
Transfer agent fees	227,938
Accounting and administrative fees	131,174
Registration fees	42,258
Audit and tax fees	32,289
Custodian fees	26,210
Postage and mailing	23,095
Printing	22,792
Insurance	16,918
Accounting system and pricing service fees	13,711
Directors’ fees	10,750
Legal fees	9,489
Other operating expenses	4,008
Total expenses	3,767,670
Net investment income	9,759,849

NET REALIZED GAIN ON INVESTMENTS	1,479,908

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	64,272,744
Net realized and unrealized gain on investments	65,752,652
Net increase in net assets resulting from operations	$75,512,501

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

For the years ended March 31, 2017 and 2016

	2017	2016
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$9,759,849	$12,367,215
Net realized gain on investments	1,479,908	22,205,335
Change in net unrealized appreciation/depreciation
on investments	64,272,744	(66,997,477)
Net increase (decrease) in net assets
resulting from operations	75,512,501	(32,424,927)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(9,819,399)	(12,246,504)
From net realized gain on investments	(10,958,238)	(25,540,581)
Total distributions	(20,777,637)	(37,787,085)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued
(3,653,862 and 5,812,453 shares, respectively)	70,849,234	112,269,642
Reinvestment of distributions
(1,061,540 and 1,876,613 shares, respectively)	19,679,365	36,146,553
Cost of shares redeemed
(6,882,130 and 8,127,346 shares, respectively)	(133,040,978)	(152,693,449)
Change in net assets derived
from capital share transactions	(42,512,379)	(4,277,254)
Total increase (decrease) in net assets	12,222,485	(74,489,266)

NET ASSETS
Beginning of period	519,994,023	594,483,289
End of period (including accumulated
undistributed net investment income
of $5,190,395 and $2,356,836, respectively)	$532,216,508	$519,994,023

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements

March 31, 2017

(1) Summary of Significant Accounting Policies —
Nicholas Equity Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the
Investment Company Act of 1940, as amended. The primary objective of the Fund is to produce reasonable income with moderate long-term growth as a secondary consideration.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

      Level 1 – quoted prices in active markets for identical investments

Notes to Financial Statements (continued)

March 31, 2017

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 in valuing the
Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$466,729,216
Variable Rate Security	2,245,678
Level 2 –
Convertible Preferred Stocks(1)	22,779,625
Commercial Paper	39,590,169
Level 3 –
None	—
Total	$531,344,688
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended March 31, 2017 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

Notes to Financial Statements (continued)
March 31, 2017

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At March 31, 2017, reclassifications were recorded to increase accumulated undistributed net investment income by $2,893,109, decrease accumulated net realized gain on investments by $2,893,054 and decrease paid in capital by $55.

The tax character of distributions paid during the years ended March 31 was as follows:

	03/31/2017	03/31/2016
Distributions paid from:
Ordinary income	$9,819,399	$12,246,504
Long-term capital gain	10,958,238	25,540,581
Total distributions paid	$20,777,637	$37,787,085

As of March 31, 2017, investment cost for federal tax purposes was $401,705,359 and the tax basis components of net assets were as follows:

Unrealized appreciation	$142,175,243
Unrealized depreciation	(12,535,914)
Net unrealized appreciation	129,639,329
Undistributed ordinary income	10,079,991
Accumulated net realized capital losses	(1,413,431)
Other temporary differences	(14,361,754)
Paid in capital	408,272,373
Net assets	$532,216,508

The differences between book-basis and tax-basis unrealized appreciation and undistributed ordinary income are attributable primarily to holdings in partnership interests and return of capital from investments.

As of March 31, 2017, the Fund has capital loss carryforwards of approximately
$1,413,000, which do not expire.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of March 31, 2017. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended March 31, 2017.
At March 31, 2017, the fiscal years 2014 through 2017 remain open to examination in the Fund’s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board (“FASB”) ASC 946, Financial Services –
Investment Companies. U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

Notes to Financial Statements (continued)

March 31, 2017

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of March 31, 2017. There have been no significant subsequent events since March 31, 2017 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —
(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.70% of the average net asset value up to and including $50 million and 0.60% of the average net asset value in excess of $50 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and
(ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $4,496 for the year ended March 31, 2017 for legal services rendered by this law firm.

(3) Investment Transactions —
For the year ended March 31, 2017, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $175,165,149 and $228,523,573, respectively.

(4) Report Modernization —
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation
S-X will have on the financial statements and related disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas Equity Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas Equity Income Fund, Inc. (the “Fund”), as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Milwaukee, Wisconsin
May 30, 2017

Historical Record
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
November 23, 1993(1)	$10.00	$—		$—		—	$10,000
March 31, 1994	10.04	0.0133		—		14.4 times	10,053
March 31, 1995	10.56	0.2810		—		14.6	10,871
March 31, 1996	12.35	0.3370		—		16.8	13,111
March 31, 1997	12.27	0.4527		0.5483		15.9	14,138
March 31, 1998	14.35	0.5014		0.6586		23.0	18,072
March 31, 1999	12.32	0.4843		0.3278		22.0	16,509
March 31, 2000	11.10	0.4447		0.2392		20.6	15,816
March 31, 2001	11.20	0.1980		—		21.0	16,250
March 31, 2002	12.66	0.1697		—		22.4	18,642
March 31, 2003	9.02	0.1920		—		15.6	13,531
March 31, 2004	12.45	0.1486		—		16.1	18,933
March 31, 2005	13.58	0.2120		—		21.0	20,995
March 31, 2006	13.66	0.3843		0.4259		16.8	22,456
March 31, 2007	15.98	0.3663		0.2138		17.0	27,307
March 31, 2008	12.59	0.3377		2.0340		18.2	25,247
March 31, 2009	8.64	0.4188		—		11.6	17,989
March 31, 2010	13.64	0.3167		—		17.7	29,211
March 31, 2011	15.98	0.3017		0.0041		19.4	34,949
March 31, 2012	15.61	0.4843		0.5318		18.5	36,470
March 31, 2013	17.93	0.4658		0.3584		22.3	44,139
March 31, 2014	19.68	0.4076		0.8054		19.1	51,554
March 31, 2015	20.99	0.4294		0.7468		22.4	58,325
March 31, 2016	18.65	0.4226		0.8980		15.4	55,455
March 31, 2017	20.70	0.3615	(a)	0.3955	(b)	18.6	64,090

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid $0.0851 on May 5, 2016 to shareholders of record on May 4, 2016.
Paid $0.0999 on August 4, 2016 to shareholders of record on August 3, 2016.
Paid $0.0918 on November 3, 2016 to shareholders of record on November 2, 2016. Paid $0.0847 on December 28, 2016 to shareholders of record on December 27, 2016.
(b)	Paid $0.3955 on May 5, 2016 to shareholders of record on May 4, 2016.

Approval of Investment Advisory Contract

(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory Contract can be found in the Fund’s Semiannual Report dated September 30, 2016.

Information on Proxy Voting

(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule

(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund

(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of March 31, 2017. Unless otherwise listed, the business address of each director and officer is 411 East Wisconsin Avenue, Milwaukee, WI 53202.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupations	Complex	Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
DISINTERESTED DIRECTORS
John A. Hauser	Director	(3), Since	Private Investor,	4	None
– 58		August 2016	January 2017 to
present. Senior
Vice President –
Trust and
Community Relations,
Nicolet Bank, October
2016 to December
2016. Senior Vice
President – Director
of Wealth Services,
April 2016 to October
2016. Prior to its
acquisition by Nicolet
Bank in April 2016,
Mr. Hauser served in
various senior
management roles for
Baylake Bank from
1984 to 2008 and from
2009 to April 2016.
Timothy P. Reiland, CFA	Director	(3), 14 years	Private Investor,	4	None
– 60			Consultant, Chairman
and Chief Financial
Officer, Musicnotes,
Inc., October 2001 to
present. Investment
Analyst from 1987
to October 2001,
Tucker Anthony
Incorporated, a
brokerage firm.

Directors and Officers of the Fund (continued)

(unaudited)

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Positions	Office and	Occupations	Complex	Directorships
	Held	Length of	During	Overseen	Held
Name and Age	With Fund	Time Served	Past 5 Years	by Director	by Director
Jay H. Robertson	Director	(3), 12 years	Private Investor,	5	None
– 65			April 2000 to
present. Chairman
of the Board of
Robertson-Ryan and
Associates, Inc., an
insurance brokerage
firm from 1993 to
March 2000.
Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
David O. Nicholas, CFA	President	Annual,	President, Chief Executive Officer (since 2016) and
– 55(1)(2)	and	24 years	Chief Investment Officer and Director, Nicholas
	Co-Portfolio		Company, Inc., the Adviser to the Fund. He also is
	Manager		Portfolio Manager of Nicholas II, Inc., Nicholas
Limited Edition, Inc. and Lead Portfolio Manager
of Nicholas Fund, Inc.
David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
– 75(2)	Vice	24 years	the Adviser to the Fund.
President
Lynn S. Nicholas, CFA	Senior	Annual,	Senior Vice President, Nicholas Company, Inc.,
– 60(2)	Vice	24 years	the Adviser to the Fund.
President
Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Senior Vice President (since April 2003), Secretary
– 58	President	13 years	and Chief Operating Officer (since August 2016),
	and		Nicholas Company, Inc., the Adviser to the Fund,
	Secretary		and employed by the Adviser since April 2003.
He has been Portfolio Manager for Nicholas High
Income Fund, Inc. since April 2008.
Jennifer R. Kloehn, CPA	Senior Vice	Annual,	Senior Vice President, Treasurer, Chief Financial
– 43	President,	Since	Officer (since August 2016) and Chief Compliance
	Treasurer	August	Officer (since May 2016), Nicholas Company, Inc.,
	and	2016	the Adviser to the Fund. Compliance Officer and
	Chief	and May	Assistant Vice President of the Adviser from July
	Compliance	2016	2004 to April 2016.
Officer

Directors and Officers of the Fund (continued)

(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
Michael L. Shelton, CFA,	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
CPA – 45	President	6 years	the Fund and Portfolio Manager of Nicholas Fund,
	and		Inc. (since August 2016). He served as Co-
	Lead		Portfolio Manager of the Fund from April 2011 to
	Portfolio		August 2016.
Manager
Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser
– 59	President	24 years	to the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is Chief Executive Officer and a Director of the Adviser and owns 60% of the outstanding voting securities of the Adviser.

(2)	David O. Nicholas and Lynn S. Nicholas are siblings. David L. Johnson is their uncle.
(3)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas Equity Income Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT

A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Directors and Officers

DAVID O. NICHOLAS, President

JOHN A. HAUSER, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President
and Secretary

CANDACE L. LESAK, Vice President

MICHAEL L. SHELTON, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin
Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this “Code”) for the investment companies within the complex (collectively, “Funds” and each, “Company”) applies to the Company’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom are set forth in Exhibit A) for the purpose of promoting:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by the Company;

  compliance with applicable laws and governmental rules and regulations;

  the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

  accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his or her service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his or her family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940

(“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as “affiliated persons” of the Company. The Company’s and the investment adviser’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the

Funds’ Boards of Directors (“Boards”) that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

  not use his or her personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

  not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

  not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

  report, at least annually:

  officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his or her immediate family members holds 5% or more of its outstanding stock;

  Positions as a trustee, executor or other fiduciary;

  Ownership interest in any broker-dealer or bank;

  Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

  Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jennifer R. Kloehn, she should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jennifer R. Kloehn. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

  service as a director on the board of any public company;

  the receipt of any non-nominal gifts;

  the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

  any ownership interest in, or any consulting or employment relationship with, any of the
  Company’s service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

  a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance
Each Covered Officer should familiarize himself or herself with the disclosure requirements generally applicable to the Company;

each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the
Company’s directors and auditors, and to governmental regulators and self-regulatory organizations;

each Covered Officer should, to the extent appropriate within his or her area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.
IV.	Reporting and Accountability
Covered Officer must:
promptly after adoption of the Code or thereafter as applicable upon becoming a Covered Officer, affirm in writing to the Board that he or she has received, read, and understands the Code;
annually thereafter affirm to the Board that he or she has complied with the requirements of the Code;
not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and
notify the appropriate person promptly if he or she knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jennifer R.

Kloehn unless the person violating the Code is Jennifer R. Kloehn, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

     Jennifer R. Kloehn is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jennifer R. Kloehn directly, then Mr. David O. Nicholas is responsible for applying the Code to her and he has authority to interpret the Code with respect to such application. Both Jennifer R. Kloehn and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the independent directors.

The Company will follow these procedures in investigating and enforcing this Code:

  Jennifer R. Kloehn or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to her or him;

  if, after such investigation, the officer making such investigation believes that no violation has occurred, they are not required to take any further action;

  any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

  if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

  the independent directors will be responsible for granting waivers, as appropriate; and

  any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder.

Insofar as other policies or procedures of the Funds, the Funds’ adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’ and their investment adviser’s codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser’s more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII.	Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

The undersigned, the duly elected secretary of the funds (the "Funds"), does hereby certify that the foregoing Code of Ethics (the "Code") is in the form adopted by the Board of Directors of each such Fund at which such person is the secretary, at a meeting duly called and convened on October 28, 2016, at which meeting all of the members of the Board of Directors, including all of the directors who are not "interested persons" of each such Fund, as such term is defined under the Investment Company Act of 1940, voted in favor of adoption of such Code presented at that meeting, and that the Code, in such form, as amended, has been adopted or will be ratified by all of the directors of each such Fund, including all of the directors of each such Fund who are not "interested persons" of the Fund.

Dated: November 22, 2016

/s/ Lawrence J. Pavelec
Lawrence J. Pavelec, Secretary
Nicholas Fund, Inc.
Nicholas II, Inc.
Nicholas High Income Fund, Inc.
Nicholas Equity Income Fund, Inc.
Nicholas Limited Edition, Inc.
Nicholas Money Market Fund, Inc.

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	David O. Nicholas	Jennifer R. Kloehn
Nicholas Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas II, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Limited Edition, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas High Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn
Nicholas Equity Income Fund, Inc.	David O. Nicholas	Jennifer R. Kloehn

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $24,100 in 2017 and $24,100 in 2016.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $6,994 in 2017 and $4,875 in 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,500 in 2015 and $16,000 in 2014. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2015 and 10/31/2014, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A
(f)	No disclosures are required by this Item 4(f).
(g)	There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)	No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Equity Income Fund, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: May 31, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: May 31, 2017

By: /s/ Jennifer R. Kloehn
Name: Jennifer R. Kloehn
Title: Principal Financial Officer
Date: May 31, 2017